Revenue and Geographic Information	12 Months Ended
Dec. 31, 2025
Revenue and Geographic Information [Abstract]
Revenue and Geographic Information
25.	Revenue and Geographic Information

The Company, through its subsidiary – First Towers, generates revenue from the leasing of telecommunications infrastructure, including tower sites and dark fiber routes. As of December 31, 2025, the Company’s revenue is earned entirely in Mexico, where all of its telecommunications infrastructure assets are located.